                                                                EXHIBIT 99.1




NEWS RELEASE for November 14, 2003 at 7:30 AM EST

     CONTACT: JACK DAVIS (INVESTOR RELATIONS) 501-376-0044
                  Len Hall (media) 949-474-4300 len@allencaron.com Allen & Caron Inc

          KYZEN CORPORATION REPORTS THIRD QUARTER, NINE MONTHS RESULTS

                      Fifth Consecutive Profitable Quarter

NASHVILLE, TN (November 14, 2003) . . . . Kyzen Corporation (OTCBB: KYZN.OB), a
specialty chemical company that is a leading provider of products and processes for precision cleaning applications in high-technology manufacturing environments, today announced results for the third quarter and nine months ended September 30, 2003. This year's third quarter revenues decreased nine percent to $1.50 million with net income of $30,271, or $0.01 per share, compared to revenues of $1.65 million and net income of $76,846, or $0.02 per share, for the quarter ended September 30, 2002. For the nine months ended September 30, 2003, revenues increased three percent to $4.58 million with net income of $95,854 compared to revenues of $4.43 million and a net loss of $16,768 for the nine months ended September 30, 2002.

         Kyle J. Doyel, Kyzen's President and CEO, said, "This fifth consecutive profitable quarter continues the turnaround for Kyzen. Though revenues for the quarter were down, we are seeing solid gains from new products. Our Technical Roads strategy continues to focus our efforts on profitable products and attractive markets opportunities. We are delighted with the efforts that are being made by all company personnel as we execute this strategy."

         Doyel continued, "We are disappointed that our sales for the quarter were not as strong as they were a year ago. The domestic markets for our products have been sluggish, a situation we hope will improve as the US economy continues to accelerate in the coming months.

         "We are continuing to work hard to maintain balanced growth and are optimistic that our products and sales efforts will produce new growth opportunities while maintaining and strengthening our current base," said Doyel.

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KYZEN REPORTS THIRD QUARTER, NINE MONTHS RESULTS
Page 2-2-2



         The Company's balance sheet at September 30, 2003 showed a current ratio of 3.6:1, total assets of $2.42 million, working capital of $1.42 million, cash and cash equivalents of over $300,000 and shareholders' equity of $1.86 million.

         Kyzen Corporation is a specialty chemical company and a leading provider of products and processes for precision cleaning applications in high-technology manufacturing environments.

THE STATEMENTS IN THIS PRESS RELEASE THAT RELATE TO FUTURE PLANS, EVENTS OR PERFORMANCE ARE FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES. MANAGEMENT HAS INCLUDED IN THIS PRESS RELEASE CERTAIN FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND
SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. WHEN USED, STATEMENTS WHICH ARE NOT HISTORICAL IN NATURE, INCLUDING THE WORDS "ANTICIPATE," "ESTIMATE," "SHOULD," "EXPECT," "BELIEVE," "INTEND" AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE, BY THEIR NATURE, SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES. AMONG THE FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED ARE THE
FOLLOWING: BUSINESS CONDITIONS AND THE GENERAL ECONOMY AS THEY AFFECT INTEREST RATES AND MANUFACTURING OUTPUT; BUSINESS CONDITIONS AS THEY AFFECT MANUFACTURERS OF CHEMICAL RAW MATERIALS; TRENDS TOWARD MINIATURIZATION AND THE USE OF NO-LEAD SOLDERING AND SOLDER BUMPING TECHNIQUES BY ASSEMBLERS OF ELECTRONIC COMPONENTS; THE RATE OF GROWTH WITHIN THE COMPANY'S TECHNICAL ROAD MARKETS; THE COMPANY'S ABILITY TO SUCCESSFULLY IMPLEMENT ITS TECHNICAL ROADS PLAN; THE EMERGENCE OF NEW COMPETITORS; THE ABILITY OF THE COMPANY TO ATTRACT AND RETAIN QUALIFIED EMPLOYEES; THE COMPANY'S ABILITY TO CONTROL COSTS INCLUDING SELLING, MARKETING, GENERAL AND ADMINISTRATIVE EXPENSES AND RESEARCH AND DEVELOPMENT EXPENSES; THE AVAILABILITY OF RAW MATERIALS AND OTHER COMPONENTS UTILIZED; THE FEDERAL, STATE AND LOCAL REGULATORY ENVIRONMENT; CHANGES IN THE IMPORT AND EXPORT RULES, REGULATIONS AND TARIFFS AS THEY APPLY TO COUNTRIES WHERE THE COMPANY CONDUCTS ITS BUSINESS; CHANGES IN THE COMPANY'S LIQUIDITY OR CAPITAL RESOURCES; THE ACCURACY OF THE COMPANY'S SALES ESTIMATES AS THEY RELATE TO THE IMPAIRMENT OF PATENTS; CHANGES IN ACCOUNTING POLICIES AND PRACTICES; THE ABILITY OF THE COMPANY TO OBTAIN FINANCING OR EQUITY CAPITAL WITH FAVORABLE TERMS AND CONDITIONS; THE AVAILABILITY OF NEW EXPANSION AND ACQUISITION OPPORTUNITIES; CHANGES IN THE FINANCIAL CONDITION, CORPORATE STRATEGY OR TECHNOLOGY OF THE COMPANY'S PRIMARY CUSTOMERS; THE COMPANY'S ABILITY TO ATTRACT NEW CUSTOMERS; THE ABILITY OF THE COMPANY TO DEVELOP NEW COMPETITIVE PRODUCT LINES OR ADD PRODUCT LINES THROUGH ACQUISITIONS, MARKETING AGREEMENTS OR LICENSING AGREEMENTS; AND ACCEPTANCE OF THE COMPANY'S NEW PRODUCTS BY THE COMPANY'S EXISTING AND POTENTIAL CUSTOMERS. ACTUAL RESULTS, EVENTS AND PERFORMANCE MAY DIFFER MATERIALLY FROM THOSE PROJECTED. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE HEREOF. THE COMPANY UNDERTAKES NO OBLIGATION TO RELEASE PUBLICLY THE RESULTS OF ANY REVISIONS TO THESE FORWARD-LOOKING STATEMENTS THAT MAY BE MADE TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

                                  TABLE FOLLOWS

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KYZEN REPORTS THIRD QUARTER, NINE MONTH RESULTS

Page 3-3-3

                                KYZEN CORPORATION
                      Statements of Operations (Unaudited)


                                               THREE MONTHS ENDED          NINE MONTHS ENDED
                                                   SEPTEMBER 30,              SEPTEMBER 30,
                                                2003          2002          2003         2002
                                            -----------   -----------   -----------  ------------

Net sales                                   $ 1,503,473   $ 1,649,311   $ 4,577,526   $ 4,433,244

Cost of sales                                   680,565       796,098     2,025,282     2,162,079
                                            -----------   -----------   -----------   -----------

Gross profit                                    822,908       853,213     2,552,244     2,271,165

Operating costs and expenses:
    Selling, marketing, general and
          administrative expenses               654,874       647,383     2,042,789     1,883,389

    Research and development expenses           138,453       130,456       415,694       409,063
                                            -----------   -----------   -----------   -----------

        Total operating expenses                793,327       777,839     2,458,483     2,292,452
                                            -----------   -----------   -----------   -----------

        Operating income (loss)                  29,581        75,374        93,761       (21,287)

Other income                                        690         1,472         2,093         4,519
                                            -----------   -----------   -----------   -----------

Net income (loss)                           $    30,271   $    76,846   $    95,854   $   (16,768)
                                            ===========   ===========   ===========   ===========

    Net income (loss) per share - basic     $      0.01   $      0.02   $      0.02   $      0.00
                                            ===========   ===========   ===========   ===========

    Net income (loss) per share - diluted   $      0.01   $      0.02   $      0.02   $      0.00
                                            ===========   ===========   ===========   ===========

    Weighted average shares outstanding
         - basic                              4,690,119     4,777,787     4,732,073     4,777,787

    Weighted average shares outstanding
         - diluted                            4,736,287     4,777,787     4,761,909     4,777,787